Exhibit 10.6

Lease Agreement

This Lease Agreement is made as of December 27, 2017 between Contrail Aviation Support, LLC, domiciled at 435 Investment Court Verona (“Lessor”) and *                                                                                                                                                                                          (“Lessee”). It refers to and incorporates the terms of Document No 5016-01 (Master Short-Term Engine Lease Agreement, 2012) (“Master Agreement”).

This Lease Agreement modifies the Master Agreement, and, as so modified, constitutes a single contract applicable to the leasing of the Engine (defined below), as contemplated by 2.1.2 of the Master Agreement.

Part I – Referenced Provisions

For purposes of the Master Agreement (“N/A” denotes non-applicability):

1. Engine (clause 2.3.1(i); annex 1, definition)

CFM56-7 spare engine bearing Engine Serial Number *

Serviceability Tag:

Latest EASA Form 1 and FAA Form 8130-3 release certificate or alternatively one EASA Form 1 with FAA dual release or FAA form 8130-3 with EASA dual release.

2A+B. Engine Flight Hours (2A) and Engine Flight Cycles (2B) /Since Last Overhaul (clause 2.3.1(ii); Annex 1, Definitions)

Engine Flight Hours since new:

as per technical documentation

Engine Flight Cycles since new:

as per technical documentation

3A+B. Additional Conditions Precedent to Lessee’s Obligations (clause 2.3.1(iii)) (3A) and to Lessor’s Obligations (clause 2.3.3) (3B)

3A Lessee’s Obligations

Engine to be in the agreed condition

3B Lessor’s Obligations

Lessor’s confirmation of receipt of the Lessee’s first payment of Rent on or prior to the Commencement Date.

4. Conditions Precedent Time Period (clause 2.3.2) From the date of this Lease Agreement to the Commencement Date.

5. Commencement Date (clause 2.4.1; annex 1, definition)

Upon Delivery of the Engine to Lessee EXW (Ex Works) Incoterms 2010 at Aircraft Inspection & Management, LLC, FAA & EASA CRS, 2481 W Poppy Ave., Tucson, AZ 85705. T: (520) 399-6489 (“Delivery Location”).

This is estimated to be on or about 22 December 2017 as shall be evidenced by the date of the Acceptance Certificate.

6. Acceptance Certificate (clause 2.4.2; annex 1, definition) An Acceptance Certificate is required (form attached as Appendix A).

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*

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

7. Deposit and/or Letter of Credit (clause 3.1) *	8. Rent (clause 3.2; annex 1, definition) US$* per day, paid in advance for the following month. * * * * * *

9. Rent Payment Date (clause 3.2; annex 1, definition)

On the Commencement Date and on the equivalent date of each subsequent calendar month during the Term upon receipt of a corresponding invoice.

Invoices shall be sent by Lessor per email to

(1) the respective lease manager and to

(2) invoice@ *                                                      .

10. Default Rate (clause 3.5; annex 1, definition) *
11. Agreed Currency (clause 3.7.2; annex 1, definition) United States Dollars ($).	12. Payment Account (clause 3.7.2; annex 1, definition) Beneficiary: Contrail Aviation Support, LLC 435 Investment Court Verona, WI 53593

13. Engine Documentation (clause 4.2.1(i))

•  Latest EASA Form 1 and FAA Form 8130-3 release certificate or alternatively one EASA Form 1 with FAA dual release or FAA form 8130-3 with EASA dual release

•  serviceable removal tag (as applicable)

•  LLP status

•  latest FAA & EASA AD status

•  latest SB status

•  last operator NIS

•  result of last Maximum Power Assurance run (MPA)

•  last test cell run report

•  latest BSI report

•  BSI DVD

•  last 3 months Cruise & Take-off ECM data

•  latest zero letter (MPD) check – MPD task compliance status

•  accessory and QEC status

14. Engine Reports—Other Information (clause 4.2.4(ii))

By the 10th day of each month, Lessee shall provide a monthly utilization report to Lessor, substantially in the form of Appendix B, for the preceding month that includes:

a. the total number of flight hours and flight cycles the Engine was operated the preceding month; and

b. engine configuration during preceding month; and

c. maintenance performed during preceding month; and

d. the average cruise and take-off EGT margins for the preceding month; and

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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

•  missing parts list

•  shipping stand details

•  ship loose & bypack parts (as applicable)

•  preservation data (tag, work cards)

•  engine removal/installation history

•  carry-forward sheet

•  oil consumption report

•  used oil type

•  last SV report (as applicable)

•  engine pictures

e. if Lessor does not receive the flight hours and cycles by the 10th day of each month, Lessor may invoice Lessee for an estimated number of flight hours and flight cycles for the preceding month and reconcile the differences within thirty (30) days after receipt of the applicable monthly utilization report.

15. Engine Installation/Removal Notification Requirements (clause 4.2.6)

Within 10 days of each installation or removal of the Engine, Lessee shall report the following in writing:

a. operated thrust rating; and

b. aircraft serial number and engine position and shall also provide Lessor with off-on LLP disk sheets, all printed on the operator’s letterhead and signed by operator’s quality control department.

16. Certain Lessee Obligations Concerning Indemnitees (clause 4.4.6)

If Lessee is not the owner of the aircraft on which the Engine shall be attached to, Lessee shall, at its expense, at the request of Lessor, provide a document signed by the owner of and/or any secured party with respect to the aircraft recognizing the rights of the Engine owner, in form and substance acceptable to Lessor.

17. Consequences of Partial Loss (clause 7.2.1(ii)) The Engine will continue to be leased as set out in clause 7.2.1(ii)(a).	18. Stipulated Amount (clause 7.3.1; annex 1, definition) USD *

19. Reinsurance (clause 8.1)

In the event where the Permitted Sub-Lessee is not insured by an insurance company recognized by the London/New York markets, Permitted Sub-Lessee shall provide reinsurances, issued by a re-insurance company recognized by the London/New York markets.

20. Redelivery Location (clause 11.1(i); annex 1, definition)

DDP (Delivered Duty Paid) Incoterms 2010 (provided Lessee shall be responsible for unloading the Engine) at Aircraft Inspection & Management, LLC, FAA & EASA CRS, 2481 W Poppy Ave., Tucson, AZ 85705. T: (520) 399-6489 or any other mutually agreed location.

21. Redelivery—additional requirement (clause 11.1(ii)) * * * * * * * * * * * * * * * * * * *	22. Final Inspection – other tests (clause 11.3.1(ii)) All inspections, tasks and reports specified in Appendix C.

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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

23. Redelivery – Additional Documentation (clause 11.4(viii)) * * * * * * * * * * * * *

24. Transportation – supplemental requirements (clause 11.5)

Manufacturer’s published engine transportation manual, specifications/recommendations, including proper equipment tie-down and use of air-ride or air cushion suspension vehicles. On any given shipment, such truck will be dedicated solely to the Engine belonging to Lessor; except that additional items may be transported on such truck, provided that (a) the Engine can and will be off-loaded by Lessor at the Redelivery Location without disturbing any of the additional items and (b) Lessee or its shipper will not handle or reposition any of the additional items on such truck either while the Engine is in transit or when it arrives at the Redelivery Location. Lessor will invoice and Lessee agrees to pay for the cost of inspections and repairs to the Engine and/or transportation stand resulting from the improper movement or transportation of the Engine and/or transportation stand.

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

25. Additional Amounts – Term Extension (clause 11.6.2)

If (1) Lessee retains the Engine beyond the Scheduled Final Date set forth in Section 35; (2) the Engine has not been returned to Lessor in the conditions required by Sections 21, 22, and 23; and (3) does not execute a written lease extension with Lessor, Lessor may at its sole discretion, (a) remedy such defects and deficiencies and recover any costs so incurred from Lessee; and/or (b). continue the Lease and Lessee will pay Lessor *          times Rent for each day after the Scheduled Final Date until Lessee either returns the Engine to the Redelivery Location and satisfies all return conditions or executes a written lease extension. All obligations of Lessee under the Lease Agreement shall remain in full force and effect until the return of the Engine in the condition required by the Lease Agreement. This will not be considered a renewal of the Lease Agreement or extension of the Lease Term or waiver of any right of Lessor under the Lease Agreement.

26. Differing Period (clause 14.1(i)) N/A.

27. Notices (clause 17.5)

Notices shall be sent by post or fax to the respective parties at the address or fax numbers set out below or as otherwise advised by one party to the other in compliance with clause 16.5:

Lessor

Address:  Contrail Aviation Support, LLC

      435 Investment Court Verona

      WI 53593

      USA

Attn:    President

Fax:   +1 608 848 8101

Lessee

Address: *

             *

              *

Attn:    *

Fax:   *

28. Contracting by Fax/Electronic Writing (clause 17.6) Notices by fax are acceptable as per box 27 or electronic media is permitted.

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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

29. Governing Law (clause 17.7) Laws of the State of New York.

30. Non-exclusive Jurisdiction (clause 17.8.1(i))

Courts of the State of New York and the United States District Court located in the Borough of Manhattan, New York City, New York, United States of America.

31. Additional Indemnitees (annex 1, definition) (for use, inter alia, in definition of “Indemnitees”)

Lessor; any person from time to time notified by Lessor to Lessee as providing financing to Lessor or the owner of the Engine for the acquisition, ownership or leasing thereof; together with each of their respective successors and assigns, shareholders, subsidiaries, affiliates, partners, contractors, directors, officers, servants, agents and employees.

32. Business Day (annex 1, definition) Evansville, Indiana, United States of America *Amsterdam, *The Netherlands

33. Use Fee Amount (Cycle) (annex 1, definition) (for use in definition of “Use Fees (Cycle)”

US$*

This Use Fee Amount (Cycle) shall be adjusted annually, effective January 1 of each year, based on the OEM published annual escalation rate or escalation percentage for a set of CFM56-7B life limited parts.

34. Use Fee Amount (Flight Hour) (annex 1 definition) (for use in definition of “Use Fees (Flight Hours)”)

as per Appendix D

Lessee shall not lease the Engine to any operator with its principal place of business in any of the ‘Harsh Environment Countries’ listed in Appendix E.

35. Scheduled Final Date (annex 1, definition (for use in definition of “Final Date”)

After 12 months or, if earlier, after the Engine becomes unserviceable due to normal wear and tear or LLP expiry, the date by which Lessee shall have completed all redelivery conditions, including but not limited to the items specified in Sections 20-23, and returned Engine to the Redelivery Location.

Lessee may extend the Term by a period of 6 months by giving written notice to Lessor at least 2 months prior to the Scheduled Expiry Date.

36. Principal Taxation Jurisdictions (annex 1, definition) (for use in definition of “Lessor Tax”) USA

37. Calculation Discount Rate (annex 1, definition (for use in definition of Termination Damage Amount)) * *	38. Threshold Amount (annex 1, definition) An Engine repair in the amount of US$* , either estimated or actual, above which Lessee requires Lessor’s permission before proceeding with the repair.

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

39. Required Liability Amount (annex 4, clause 4) *	40. Deductibles (annex 4, clause 8) Hull All Insurance—US$* Spares Insurance—US$*

Part II – Modifications Applicable Where Lessee Is Not an Airline or Other Operator of Engines

Pursuant to 2.1.4 of the Master Agreement, the Master Agreement is modified as follows (“N/A” denotes non-applicability):

The following wording shall be added to Annex 1 – Definitions and Rules of Interpretation:

“Permitted Sub-Lessee” shall mean a licensed airline operator of good standing acceptable to Lessor, acting reasonably;”

Lessee will not operate the Engine, but will be entitled to sub-lease the Engine to sub-lessees;

PROVIDED THAT:
(a) no Event of Default has occurred and is continuing
(b) any such sub-lease agreement:
(i) shall be subject and subordinate in all respects to this Agreement
(ii) shall not be capable of extending beyond the end of the Lease Period;

(c)   the relevant Permitted Sub-Lessee covenants directly to the Lessor not to do anything which would prejudice the Lessor’s interests, rights and benefits in the Engine and/or the Insurances and/or under this Agreement or any other lessee document and/or the interests, rights and benefits of the relevant parties in the Engine and/or the Insurances and/or this Agreement under the relevant documents, and agrees directly with the Lessor that such Permitted Sub-Lessee’s rights under such sub-lease shall be subject and subordinate in all respects to the rights of the Lessor under this Agreement; and

(d)   the terms of the relevant sub-lease, shall provide that the leasing, chartering or hiring of the Engine to such Permitted Sub-Lessee and that the right of the Permitted Sub-Lessee to the use, possession and enjoyment of the Engine shall terminate simultaneously with the giving by the Lessor of any notice pursuant to this Agreement; and

(e)   notwithstanding the foregoing provisions of this clause, no relevant sub-lease permitted under this clause shall involve any transfer of title to or interest in the Engine or any part thereof, nor shall it in any way discharge or diminish any of the Lessee’s obligations to the Lessor under this Agreement or under any other document.

Part III – Other Modification to Master Agreement

As regards this Lease Agreement, the Master Agreement is further modified as follows (“N/A” denotes non-applicability):

1.

For purposes of this Agreement, all references to the JAA also include the European Aviation Safety Agency as successor to the JAA (“EASA”). If Part I, point 1 of this Lease Agreement indicates the Engine will be supplied to Lessee with both FAA and JAA serviceability tags, then

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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

(a)	Section 4.7.1 of the Master Agreement is modified by, in subparagraph (ii), deleting the words “FAA or JAA” and replacing them with the words “FAA and JAA;”

(b)	Section 11.2.1 of the Master Agreement is restated as follows: “The redelivered Engine shall have valid serviceability tags issued by the FAA and JAA, respectively.

2.	The following new definitions are inserted in the correct alphabetical position in annex 1:

“EASA means the European Aviation Safety Agency or any other authority to which its responsibilities have been transferred or reallocated and includes, where the context so requires, a reference to the European Joint Airworthiness Authority.”

“LIBOR means the British Bankers Interest Settlement Rate for the Agreed Currency and period displayed on the relevant Reuters screen or, if that page is unavailable, another page displaying the appropriate rate or if no page is available the arithmetic mean (rounded upward to 4 decimal places) of the rates quoted by the British Banking Association to leading banks in the London interbank market as of 11.00 am on the relevant date for such period as Lessor determines.”

“Operator Exceedance” means any repairs required to the Engine that are attributable to FOD, misuse, mishandling, neglect, negligence or improper operation outside of the specification or procedures laid down in the Manufacturer’s maintenance manual, the AFM and any other operating manuals after Delivery and during the term of the Lease Agreement.

3.	A new clause 2.4.3 is added as follows:

“Delivery by Lessee to Lessor of the Acceptance Certificate will be conclusive proof as between Lessor and Lessee that Lessee has examined and investigated the Engine Package, that the Engine Package is satisfactory to Lessee and that Lessee has irrevocably and unconditionally accepted the Engine Package for lease without any reservations whatsoever (except for any discrepancies which may be noted in the Acceptance Certificate). Notwithstanding the foregoing, Lessee may conduct a visual (including borescope) inspection of the Engine to determine whether the Engine is serviceable and in the condition described in the Lease Agreement. Such inspection must take place within four (4) days of receipt of the Engine and may take place either at the Delivery Location or any other location the Engine is being shipped to. If, following such inspection of the Engine, Lessee acting in good faith reasonably determines that the Engine is unserviceable and provides to Lessor a written report as to why Lessee has determined that the Engine is unserviceable and provided that (1) such unserviceability has not resulted from or occurred during the transportation of the Engine to the inspection location, if the inspection has taken place at any other location than the Delivery Location; and (2) Lessor has been given an opportunity to remedy the defect or fault which has rendered the Engine unserviceable having due regard to Lessee’s requirements for the Engine, Lessee will, in the event that the inspection took place at any other location than the Delivery Location, hold the Engine pending shipping instructions from Lessor, at which time Lessee will ship the Engine to Lessor’s designated location at Lessor’s sole expense. Upon receipt of the Engine by Lessor (in the same condition and with the same Parts as on the Delivery Date in respect of such Engine) the Lease Agreement will terminate, all funds previously received by Lessor from Lessee pursuant to this Lease Agreement will be returned to Lessee.

Notwithstanding anything to the contrary contemplated herein, in the event that the Engine is rejected by Lessee’s Permitted Sub-Lessee within thirty (30) days after Delivery due to any one or more of the open items set out in Open Item List in Appendix H attached hereto being not acceptable under such Permitted Sublessee’s maintenance program; then Lessee shall have the option to terminate the Lease Agreement effective as of the date the Engine is redelivered to Lessor in accordance with the provisions of the Lease at Lessor’s designated location at Lessee’s sole expense. For the avoidance of doubt, none of the items listed in Appendix H will be considered a defect or fault which has rendered the engine unserviceable and Lessee will continue to pay Rent to Lessor until the Engine has been so redelivered.”

4.	Section 4.6.1 of the Master Agreement is modified by adding the following to the end of the first sentence:

“so as to keep the Engine Package in a serviceable state of repair and in a fully operational and airworthy condition, and otherwise in as good operating and physical condition as at the time of delivery to Lessee, normal wear and tear due to the accumulation of flight hours and flight cycles from ordinary operation excepted, and except that Lessee will not be responsible for replacing life limited parts which are due for replacement solely as the result of life expiration but Lessee shall be responsible for replacing or repair of any LRUs that become unserviceable.”

5.	Section 4.6.2 of the Master Agreement is modified by:

(a)	replacing subparagraph (iii) thereof with the following:

“(iii) the operation of the Engine beyond the limits outlined in the Applicable Engine Standards,”

and

(b)	adding the following new subparagraph (v) at the end thereof:

“or (v) any cause whatsoever, so that the Engine Package is kept in a serviceable state of repair and in a fully operational and airworthy condition, and otherwise in as good operating and physical condition as at the time of delivery to Lessee, reasonable wear and tear from ordinary use excepted; provided, however, that notwithstanding the foregoing, each Engine Package must be redelivered to Lessor in serviceable condition at the end of its Term and in accordance with Section 11 of the Master Agreement, except that Lessee will not be responsible for replacing life limited parts which are due for replacement solely as the result of life expiration but Lessee will be responsible for replacing or repair of any LRUs that become unserviceable.”.

6.	Section 8.1 of the Master Agreement is modified by adding the following to the end thereof:

“The parties agree that the insurances described in Annex 4 are as in effect on the date of each Lease Agreement without amendment.”

7.	Section 11.4 of the Master Agreement is modified by deleting subparagraph (vii) and replacing it with the following:

“a certificate stating that, during the Term, the Engine was not (a) involved in an accident, incident, fire or a major failure, (b) exposed to stress or heat beyond limits, (c) immersed in salt water or exposed to corrosive agents outside normal operation or (d) operated by a Government Entity; and”

8.	Section 17.16 of the Master Agreement is modified by deleting subparagraph (i)(a) and replacing it with the following:

“to an affiliate of Lessor or”

9.	Section 17.7 of the Master Agreement shall be deleted entirely and the following shall be added in lieu thereof:

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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

“17.7.1 This Agreement will be governed by and construed in accordance with the Laws of the State of New York, as specified in Part I, point 29 of the Lease Agreement, without application of conflict of laws rules which refer to other Laws.

17.7.2. Lessor may enforce any term of any Section of this Agreement that grants any rights to Lessor.

17.7.3. Lessee may enforce any term of any Section of this Agreement that grants any rights to Lessee.

17.7.4. Any Indemnitee may enforce the terms of Section 10.4 and Sections 10.1 to 10.3 inclusive in accordance with the provisions of this Agreement and the Rights of Third Parties Act.

17.7.5. The parties to this Agreement shall not require the consent of any third party to amend, vary or revoke any clause of this Agreement, including this Section 17.7.”

10.	Annex 1 of the Master Agreement is modified by:

(a)	deleting the definition of “Applicable Engine Standards” and replacing it with the following:

“Applicable Engine Standards means the original Engine manufacturer’s operating procedures and the original aircraft manufacturer’s operating procedures.”

(b)	adding the following to the end of the definition of “Aviation Authority”:

“and the FAA, and if Part I, point 1 of this Lease Agreement indicates the Engine will be supplied to Lessee with (i) an FAA or JAA serviceability tag, then at least the FAA or JAA, as applicable and dual serviceability tags if possible and (ii) both FAA and JAA dual serviceability tags, then the FAA and JAA dual serviceability tags.”

(c)	adding the following to the end of the definition of “Law”:

“and including the Export Administration Regulations and/or International Traffic-In-Arms Regulations of the United States of America.”

11.	Annex 4 of the Master Agreement is modified by adding the following to the end of point 9;

“The Product Liability Insurance shall name each Indemnitee as additional assured, warranted, as to it, no operational interest.”

12.	Clause 6 of Annex 4 is modified by inserting before the final sentence the following:

“If the Engine is installed on an aircraft, the agreed value of such aircraft shall automatically be increased by the agreed value of the Engine for the period it is installed.”

As used in this Lease Agreement, the term “this Agreement” refers to the Master Agreement as modified by this Lease Agreement.

IN WITNESS whereof, the Parties have executed this Lease Agreement on the respectives dates specified below.

Contrail Aviation Support, LLC

BY:	/s/ Joseph G. Kuhn
NAME:	Joseph G. Kuhn
TITLE:	CEO
DATE:	12/28/17

*

BY:	*
NAME:	*
TITLE:	*
DATE:	*

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

Part IV – Appendices

Appendix A: Acceptance Certificate

Appendix B: Monthly Engine Utilization And Status Report

Appendix C: Redelivery Requirements

Appendix D: Use Fee Amount (Flight Hours)

Appendix E: Harsh Environment Countries

Appendix F: Non-Incident Statement

Appendix G hereto is the form of Certification and Representation Regarding Items Subject to Export Contrail Requirements. Lessee agrees that by its signature of this Lease Agreement below, that Lessee certifies that to the best of its knowledge, the information set forth on the attached Appendix G is accurate, current and complete as of the date of this signing and that the signatory to this Agreement is duly authorized by Lessee to provide this certification and representation.

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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

Appendix A – Acceptance Certificate

Contrail Aviation Support, LLC

435 Investment Court Verona

Wl 53593

USA

Re:	Acceptance of Engine Package

Dear Sir/Madam,

Reference is made to the Lease Agreement between you (“Lessor”) and us (“Lessee”) dated 27.12.2017 (“Engine Lease Agreement”) regarding the leasing by Lessee of a CFM56-7 bearing manufacturer’s serial number *             (“Engine”). Terms used herein without definition have the meanings assigned in the Engine Lease Agreement.

Lessee hereby confirms to Lessor that:

(i)

on 11.01.2018 at 1200 GMT at *                                                                                                                                                                                                 , Lessee accepted delivery of the Engine, as described in Part I, point 1 of the Engine Lease Agreement and the Engine Documentation, as described in Part I, point 13 of the Engine Lease Agreement;

(ii)	annex 1 hereto lists all Parts and annex 2 lists all Engine Documentation so received by Lessee; and

(iii)	the Engine Documentation confirms the Engine Flight Hours and Engine Flight Cycle information and data summarized on annex 3 hereto.

*
By:	*
Date:	*

*	*

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

Appendix B – Monthly Engine Utilization And Status Report

MONTHLY LEASE ENGINE UTILIZATION AND STATUS REPORT

UTILIZATION DATA IS DUE NO LATER THAN THE 10TH DAY OF EACH MONTH

To: Contrail Aviation Support, LLC	From:
Attention:	Name:
E-Mail:	E-Mail

MONTH and YEAR OF REPORTED UTILIZATION:

1)	Engine Type:	2)	Engine Serial No.:

3)	Total Time Since New:		Total Cycles Since New:

4)	Hours Flown During the Preceding Month:	5)	Cycles Flown During the Preceding Month:
	(Rounded to nearest whole hour) Hours:	Total Cycles:

6)	Aircraft:	7)	Thrust Categories Operated Throughout Lease:
	A/C Model:
	Registration:		Rating: Cycles:
	Position:		Rating: Cycles:
			Rating: Cycles:

8)	Date Installed: or	9)	Reason for Removal:
	Date Removed:

10)	The average Take-off EGT margin for the month:	11)	The number of hours or percentage of flight hours the Engine was operated in or over the continental United States.
	EGT Margin:		Hours:

Appendix C - Redelivery Requirements

1.    Date of Redelivery. Lessee will return the Engine installed on the same engine transportation stand (or as otherwise agreed) as delivered to Lessee at Delivery, to Lessor on the Final Date or on the date of other valid termination of the Lease Agreement in the condition required by the Lease Agreement. The costs for shipping of the Engine to any other location than the designated Redelivery Location will be borne by the Lessor.

2.    Redelivery Inspection. Lessee will perform or cause to be performed at its own cost on the Engine immediately prior to its return to Lessor:

a.    a power assurance test run (test 05) at the thrust rating that the Engine will make power (“MPA”) according to the applicable aircraft maintenance manual requirements, followed by

b.    a full end of lease (“EOL”) inspection as required by the end of lease inspection requirements detailed in Schedule 1 to Appendix C, including an acceptable full video borescope inspection, with written report, of all accessible sections of the Engine within maintenance manual limitations, for continued time/reduced inspections (except in the case of FOD, misuse, neglect, negligence or improper operation). Such borescope inspection shall be performed by Lessor’s representative with consideration or exception given for (i) the findings with respect to the borescope inspection of the Engine provided by Lessor at Delivery and (ii) normal wear and tear during the Lease Term due to the accumulation of flight hours and flight cycles from ordinary operation, and except that Lessee will not be responsible for replacing life limited parts which are due for replacement solely as the result of life expiration but Lessee will be responsible for replacing or repair of LRUs that become unserviceable.

The corresponding MPA and EOL inspection protocols shall be redelivered with the Engine. Lessee will provide Lessor with at least fourteen (14) Business Days advance written notice of such scheduled Engine inspection and test, so that Lessor may have the opportunity to witness same. Should Lessee not inform Lessor in advance of the impending MPA and EOL inspection with at least fourteen (14) days’ notice, and the Lessee elects to perform the scheduled MPA and EOL inspections without Lessor present, Lessor may at its sole discretion disregard the MPA and EOL inspection performed by Lessee and perform a test cell run and corresponding EOL inspection at Lessor’s MRO facility at the cost and risk of Lessee. . In the event that the borescope inspection or the MPA or test cell run identifies any defect in the Engine or any item not being within the manufacturer’s limits as stated in the relevant aircraft maintenance manual (“AMM”) or engine maintenance manual (“EMM”), such defect shall be repaired at Lessee’s sole cost and expense provided such defect is not resulting from normal wear and tear due to the accumulation of flight hours and flight cycles from ordinary operation, and except that Lessee will not be responsible for replacing life limited parts which are due for replacement solely as the result of life expiration but Lessee will be responsible for replacing or repair of LRUs that become unserviceable.

3.    Return Conditions. In addition to any other requirements of this Lease, upon return of the Engine to Lessor, Lessee will ensure that:

a.    the Engine is free and clear of all Liens (except Permitted Liens) and shall have installed thereon the Parts installed at Delivery or replacements thereof installed in accordance with the provisions of the Lease Agreement, provided that the title thereto is vested in Lessor;

b.    the Engine is either (i) serviceable or (ii) unserviceable based on (x) being fully time expired or (y) borescope findings beyond maintenance manual limits due to normal wear and tear due to the accumulation of flight hours and flight cycles from ordinary operation, and except that Lessee will not be responsible for replacing life limited parts which are due for replacement solely as the result of life expiration but Lessee will be

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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

responsible for replacing or repair of LRUs that become unserviceable, with no evidence of FOD, misuse, abuse or Lessee induced or other Operator Exceedance damage; it is specifically recorded that any reduced inspection interval (not related to FOD, misuse or abuse or Lessee induced or other Operator Exceedance damage) per CFM or maintenance manual shall not be considered a cause to deem the Engine to be unserviceable;

c.    in the event the Engine cannot sustain *             pounds of thrust, has damage beyond continued time limitation (not related to FOD, misuse or abuse or Lessee induced or other Operator Exceedance damage) the Lessor shall accept the Engine and repair or dispose of it as Lessor deems fit (in this case the Engine shall be deemed unserviceable and all clauses relating to a serviceable engine shall not apply, however, Lessee shall comply with the MPA (only if it is safe to do so) and EOL inspections referred to in Section 2;

d.    the Engine shall have installed thereon all Parts installed thereon on the Delivery Date or permitted replacements thereof in accordance with the Lease Agreement and the Engine will be configured and licensed by CFM International, Inc. as a CFM56-7B26 engine and in an as good condition as at Delivery, normal wear and tear due to the accumulation of flight hours and flight cycles from ordinary operation excepted, and except that Lessee will not be responsible for replacing life limited parts which are due for replacement solely as the result of life expiration but Lessee will be responsible for replacing or repair of LRUs that become unserviceable and changes and normal rate of performance deterioration excepted;

e.    the Engine and each of its Parts and components, is free of all deferred or carry-over maintenance items, including pilot log book reports and defects requiring repetitive inspections and will not be “on watch” or have any reduced interval inspections;

f.    the Engine has affixed a current, valid and effective EASA Form 1 and FAA 8130-3 Form with full return-to-service statement, if serviceable, at *             pounds of thrust;

g.    with reference to the MPA and EOL inspection referred to in Section 2 and together with the Engine’s historical and technical data and condition trend monitoring data for the Engine, Lessor is satisfied:

i.    with the Engine’s status and that there is no indication of an adverse deterioration in the performance of the Engine which is higher than normal based upon Lessee’s maintenance experience in operating engines of the same type and;

h.    prior to returning the Engine to Lessor, Lessee will prepare the Engine for shipment by:

i.    capping and plugging all openings of the Engine;

ii.    preserving the Engine for three hundred sixty-five (365) days storage, according to the engine preservation procedure of the AMM or the relevant EMM; and

iii.    completely covering the Engine with heat shrink wrap and the tarpaulin cover or bag (if provided) at Delivery.

4.    Non-Incident Statement. Upon redelivery, Lessee shall issue a Non-Incident Statement in the form set out in Appendix F.

5.    Redelivery Reports. Upon redelivery of the Engine in accordance with the terms of the Lease Agreement, Lessee will (i) perform the redelivery checks, tasks and inspections specified in Clause A of Schedule 1 to Appendix C, (ii) deliver to Lessor the redelivery documents specified in Clause B of Schedule 1 to Appendix C and (iii) prepare, execute and deliver to Lessor the Engine operational report and a redelivery checks and inspection report in the respective forms of Schedule 1 and Schedule 2 to Appendix C.

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

6.    Indemnities and Insurance. The indemnities and insurance requirements set forth in Sections 8 and 10 of the Master Agreement, respectively, will apply to Indemnitees and Lessor’s representatives during the return of the Engine, including the redelivery inspection.

17
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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

SCHEDULE 1 TO APPENDIX C

ENGINE REDELIVERY TASK AND DOCUMENTS

1.1	A Full Performance Test cell run (“TCR”) according to the respective Engine type manual requirements including Engine Water Wash.

or alternatively, only if the TCR is waived in accordance with the provisions of the Lease Agreement:

1.2

An On Wing Performance Test in the form of a Maximum Power Assurance run or similar test as further described in Exhibit E.5 with calculated EGTM result including Engine Water Wash to be performed immediately prior to Engine removal.

1.3	The Engine Fuel and Oil System shall be preserved long term (365 days) per AMM immediately prior to return of the Engine in accordance with the Lease Agreement.

1.4

A full End of Lease Inspection as required by the end of lease inspection requirements detailed in Exhibit E.5 of the Lease Agreement. Or respectively the inspection checks recommended by the OEM comprising all of the tasks listed in the current revision of the applicable aircraft manufacturer’s MPD and applicable to the Engine. The inspection check can be carried out in accordance with Lessee’s Maintenance Program.

1.5	A Full Engine Video/DVD Borescope Inspection (cold and hot section) post test cell/ground run is required in accordance with the AMM including leading edge and trailing edge.

1.6	Completely covering the Engine with the tarpaulin cover provided at Delivery.

1.7	Engine shipment in accordance with the manufacturer’s specifications/recommendations. Any trucks used for shipment of the Engine will be equipped with air ride or air cushion suspension system.

The engine has to be returned on the following SHIPPING STAND:

Base P/N ,	S/N

Cradle P/N ,	S/N

2.	End of Lease Documentation

On redelivery of the Engine, Lessee shall provide the following documentation to Lessor:

2.1

Operator certified NON-INCIDENT STATEMENT shall be issued upon redelivery, substantially in the form set out in the attached template printed on Airline headed paper and signed by authorized representative of Operator. (Exhibit E.2 of the Lease agreement).

2.2

Operator certified ETOPS CERTIFICATION at Engine removal. The ETOPS Certification needs to be on Airline letterhead signed by authorized representative of Operator. (Exhibit E.3 of the Lease agreement).

2.3	Complete operator certified ENGINE OPERATIONAL REPORT (Exhibit E.4 of the Lease agreement) printed on Airline headed paper, signed by authorized representative of Operator.

2.4	Operator certified FAA & EASA and Local Air Authority Airworthiness Directive (AD)

STATUS current to redelivery date on Airline headed paper. It shall include all applicable AD’s, the Means of compliance for all accomplished AD’s and include the repetitive inspection compliance supporting data (if applicable).

2.5	If any AD’s or SB’s have been performed during the lease period, copies of accomplishment records/documents (job cards, work cards, etc) are required.

2.6	Operator certified LLP DISK SHEET at each Engine Removal and Installation. The LLP Sheet needs to be on Airline letterhead signed and dated.

2.7

Operator SERVICEABLE TAG issued in accordance with operator local aviation authority (if applicable). The copy should remain with the Engine. It should state that the Engine was removed in Serviceable Condition and removal reason. It should also state the Total Engine Time and Total Engine Cycles /TET and TEC) and removal date and removal location.

2.8.	ENGINE TEST CELL REPORT, which shows Engine parameters at Hot Day Take-off.

2.9	Results of an On Wing Performance Test in the form of a Maximum Power Assurance run (MPA) or similar test (if applicable) with all recorded parameters with calculated and documented EGTM.

2.10

A written and certified BORESCOPE REPORT per each stage, LE and TE, based on the Full Engine Video Borescope Inspection performed after the Test Cell run (or MPA run) and compiled by an approved Air Regulatory Source including two copies of the VIDEO BORESCOPE (DVD or CD-Rom).

2.11	ENGINE TREND MONITORING DATA, including take-off and cruise performance data, cruise mechanical data for the duration of the Engine’s operation throughout the Lease Term.

2.12

END OF LEASE (EOL) INSPECTION check list (refer to attached Inspection Check List Exhibit E.5) completely signed by mechanic/technician and inspector or responsible person within a maintenance organization performing the inspection. Or respectively the inspection checks recommended by the OEM comprising all of the tasks listed in the current revision of the applicable aircraft manufacturer’s MPD and applicable to the Engine. The inspection check can be carried out in accordance with operator’s maintenance program.

2.13

ENGINE ACCESSORY and QEC LIST at Engine redelivery. Engine should be returned with the same inventory as provided at Delivery. Lessee has to send an updated Engine Accessory and QEC List in accordance with the list set out in 2.25 herein below provided with the Engine at Delivery. Any component changes must be supported with adequate records. At minimum date of installation, engine TSN/CSN at component installation. All such replacement parts must be certified with FAA dual or EASA dual release certificate, with back to birth traceability on all LLP’s. In addition, full traceability (TSO/TSR) is required for any significant rotable component. Lessor is entitled to reject a replacement component if it is not in same or higher modification status as original part or satisfied with the standard of the components or the quality of its associated records.

2.14

Engine FAA 8130-3 and EASA FORM ONE RELEASE CERTIFICATE or alternative a EASA DUAL RELEASE CERTIFICATE or FAA 8130-3 DUAL RELEASE CERTIFICATE. The copy should remain with the Engine. It should state the Total Engine Time and Total Engine Cycles /TET and TEC), removal date and that the Engine was removed in Serviceable Condition, reason for removal and mention all inspection/work accomplished. (MPA run or test cell run, preservation and preservation date, BSI, “EOL Inspection Checks”, etc).

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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

2.15	PRESERVATION TAG with date of expiration confirming that the Engine oil system and fuel system was long term preserved for 365 days. All openings of the Engine have to be capped and plugged.

2.16	A copy of signed/stamped Task Card covering Engine long term preservation.

2.17	A copy of operator Aircraft Tech Log Sheet showing Engine installation/removal from wing.

2.18	A copy of signed/stamped Task Card showing Engine installation/removal from wing.

2.19	A copy of maintenance records showing Engine conversion at engine installation/removal from wing (if applicable).

2.20	TECHNICAL LOG PAGES and PILOT REPORTS related to the Engine that occurred throughout the Lease Term including the respective corrective actions.

2.21	UNSCHEDULED MAINTENANCE EVENTS and INSPECTION REPORTS.

2.22	SCHEDULED MAINTENANCE and INSPECTIONS accomplished in accordance with operator APPROVED MAINTENANCE PROGRAM

2.23	OPEN/DEFERRED/CARRY FORWARD items, documentation covering any Open items, Deferred Defects or Carry Forward items.

2.24	DIGITAL PHOTOS of the Engine accessories including Engine data plate prior to covering, and photos of the Engine in bagged condition (Refer to * EOL check list Exhibit E.5).

*
	CFM56-7B20 ESN	*

ACCESSORY INVENTORY is issued by *                         dated 23 August 2017, and is set out in Appendix I hereto.

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

SCHEDULE 2 TO APPENDIX C

END OF LEASE REQUIREMENTS TASK #	TASK DESCRIPTION	BOEING MPD & AMM REFERENCE	REMARKS	INSPECTOR Date/Signature/ Stamp
1	ENGINE DOCUMENTATION CHECK

1.1	CHECK MAINTENANCE LOG BOOKS AND PROVIDE PAPERWORK FOR ANY ENGINE RELATED MAINTENANCE REPORTS, PILOT REPORTS AND DEFERRED DEFECTS REPORTED.	N/A	OPERATOR TASK

NOTE: Not applicable in Shop.

1.2	CHECK AD NOTE STATUS. CHECK FOR REQUIRED FAA-EASA AD AND SB OEM CAT 1, 2 INCORPORATION.	N/A

NOTE: When Engine in * Shop - SB check per * lease group advice.

1.3	CHECK AIRCRAFT DATA FOR ATA CHAPTER 70-80 CLASS 3 FAULTS.	N/A	OPERATOR TASK

NOTE: Not applicable in Shop.

2	ENGINE GENERAL INSPECTION

2.1	CLEAN THE ENGINE GAS-PATH WITH PURE WATER.	AMM 72-00-00-100- 803 EM 72-00-00-100-002 Clean 002

NOTE: Before On-Wing or Test Cell run.

2.2	PERFORM FULL PERFORMANCE TEST CELL RUN TEST 003 AND 009 OR FOLLOWING GROUND TESTS: NO. 3A, 5, 7, 8, 13 AND PROVIDE WRITTEN REPORTS.	AMM 71-00-00-700 (ON-WING-TEST) EM 72-00-00-760 (TEST CELL)

NOTE: Refer to applicable lease agreement for required Tests (On-Wing or Test Cell).

2.3	PRESERVATION OF AN ENGINE FROM ONE MONTH TO ONE YEAR. ATTACH PRESERVATION INFORMATION LABEL ON ENGINE OIL TANK THAT ENGINE HAS BEEN PRESERVED.	AMM 71-00-03-600- 811 (ON WING) ESM 72-00-00-500-001 (TEST CELL)

NOTE: On-Wing or Test Cell.

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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

2.4

PERFORM RECEIVING PHOTO DOCUMENTATION OF ENGINE BUILD CONFIGURATION. (FOLLOWING VIEWS: FRONT, RH FAN MODUL, BOTTOM FAN MODULE, LH FAN MODULE, UPPER FAN MODULE, RH CORE MODULE, BOTTOM CORE MODULE, LH CORE MODULE, UPPER CORE MODULE, REAR, ENGINE DATA PLATE, ENGINE OWNER PLATE, RH SHIPPING STAND GENERAL VIEW, LH SHIPPING STAND GENERAL VIEW, SHIPPING STANDS WHEEL, SHIPPING STAND IDENTIFICATION PLATES, SHIPPING STAND TOWING BARS, SHIPPING STAND BASE AND CRADLE IDENTIFICATION PLATE).

NOTE: After Engine removal.

N/A

2.5	VERIFY CURRENT EEC SOFTWARE VERSION ON INSTALLED EEC. NOTE: Pay attention to information on software modification label below EEC identification plate.	EEC P/N:

EEC S/N:

Software Version:

2.6	CREATE AND COMPLETE ENGINE INVENTORY LIST.	N/A

NOTE: Based on * lease group delivered listing.

2.7	CREATE AND COMPLETE MISSING PARTS LIST AGAINST EIPC AND PPBUM.	N/A

NOTE: Applicable when engine delivered with Missing parts list. NOTE: When Engine in * Shop - Missing part check per * lease group advice.

2.8	EXTERNAL GENERAL VISUAL INSPECTION OF ENGINE FOR ANY OBVIOUS DAMAGE THAT MAY HAVE OCCURRED DURING TRANSPORTATION.	N/A

NOTE: Task should be performed after Engine transportation from removal location to locatin where visual inspections are carried-out.

2.9	GENERAL VISUAL INSPECTION OF ENGINE DRAIN LINES.	AMM 71-71-00-200-802

2.10	OPERATIONALLY CHECK LEFT/RIGHT ENGINE ALL DRAIN LINES.	MPD 71-040-01/02 AMM 71-71-00-700-801

For info only: every 6 years

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

3	ENGINE STAND AND COVER INSPECTION

3.1

PERFORM GENERAL VISUAL INSPECTION OF

ENGINE SHIPPING STAND (BASE AND

CRADLE) INCLUDING WHEELS, TOW BARS, RIGHT GUARDS FOR ANY DAMAGES AND MISSING PARTS.

REPORT TO *         LEASE GROUP ANY

FINDINGS OR MISSING PARTS.

N/A

3.2	INSPECT ENGINE COVER FOR DAMAGES SUCH AS TEARS AND HOLES.	N/A

4	ENGINE OIL SYSTEM INSPECTION

4.1

DETAILED INSPECTION OF THE LEFT/RIGHT ENGINE FWD SUMP, AFT SUMP, AGB/TGB MAGNETIC CHIP DETECTORS FOR PARTICLES (FOR ENGINES WITH MCD) OR INTERROGATE DMS FOR CHIP DETECTOR STATUS.

NOTE: FOR ENGINES WITH DEBRIS MONITORING SYSTEM.

For info only: Inspection Threshold 500 FH, Repeat 500 FH.

		MPD 72-320-01/02 AMM 79-00-00-200-804 AMM 79-00-00-710-801	CONTAMINATION FOUND: YES NO Note: circle as approprlate.

4.2	REMOVE, INSPECT, AND REPLACE THE LEFT/RIGHT ENGINE OIL SUPPLY FILTER ELEMENT. INSPECT FOR CONTAMINATION AND IDENTIFY AS NECESSARY. REPLACE WITH NEW FILTER AND CONSUMABLES.	MPD 79-010-01/02 AMM 79-21-03-000-802 AMM 79-21-03-400-801	CONTAMINATION FOUND: YES NO

	For info only: Inspection Threshold 7500 FH, Repeat 7500 FH.		Note: circle as approprlate.

4.3	DETAILED INSPECTION OF THE LEFT/RIGHT ENGINE OIL SUPPLY FILTER POP-OUT INDICATOR.	AMM 79-00-00-200-805

23
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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

4.4	REMOVE, INSPECT, AND REPLACE THE LEFT/RIGHT ENGINE OIL SCAVENGE FILTER ELEMENT. INSPECT FOR CONTAMINATION AND IDENTIFY IF NECESSARY. REPLACE WITH NEW FILTER AND CONSUMABLES.	MPD 79-040-01/02 AMM 79-21-06-000-801 AMM 79-21-06-400-801	CONTAMINATION FOUND: YES NO

	For info only: Inspection Threshold 7500 FH, Repeat 7500 FH.		Note: circle as approprlate.

4.5	DETAILED INSPECTION OF THE LEFT/RIGHT ENGINE STARTER MAGNETIC CHIP DETECTOR FOR METAL CHIPS.	MPD 80-010-01/02 AMM 80-11-01-200-801	CONTAMINATION FOUND:

	For info only: Inspection Threshold 1600 FC, Repeat 1600 FC		YES NO

Note: circle as approprlate.

4.6	EXTERNAL OIL SYSTEM INSPECTION NOTE: applicable to engine areas only.	AMM 79-00-00-200- 802

5	ENGINE FUEL SYSTEM INSPECTION

5.1

REMOVE AND REPLACE THE LEFT/RIGHT ENGINE FUEL FILTER .

REPLACE WITH NEW FILTER AND CONSUMABLES.

NOTE: Do not install Fuel Filters listed in

AD 2006-26-01!

Record part number of newly installed Fuel Filter.

For info only: Inspection Threshold 6000

FH, Repeat 6000 FH

		MPD 73-010-01/02 AMM 73-11-02-000-801 AMM 73-11-02-400-801 FAA AD Note 2006-26-01	CONTAMINATION FOUND: YES NO Note: circle as approprlate. New P/N installed:

5.2	IF ENGINE FUEL FILTER IS CONTAMINATED: CHECK FUEL NOZZLE FILTER FOR CONTAMINATION AND REPLACE WITH NEW FILTER ELEMENT.	AMM 73-11-03-000 AMM 73-11-03-400	CONTAMINATION FOUND: YES NO
Note: circle as approprlate.

5.3	FUEL MANIFOLDS INSPECTION/CHECK.	AMM 73-11-05--700-801 CFMI SB 72-0876

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

6	FAN/INTERMEDIATE CASE INSPECTION

6.1	DETAILED INSPECTION OF LEFT/RIGHT ENGINE INLET AND FAN BLADES. For info only: Inspection Threshold 2500 FH, Repeat 2500 FH.	MPD 72-020-01/02 AMM 72-21-00-220-801

6.2

RELUBRICATE LEFT/RIGHT ENGINE FAN BLADES DOVETAIL. (FAN BLADES REMOVED) VISUALLY INSPECT REMOVED COMPONENTS AND EXPOSED AREAS (SPINNER CONE, RETAINING RING, PLATFORMS, SPACERS, FAN BLADES, SHIMS, FAN DISK, ETC..).

PAY SPECIAL ATTENTION FOR EVIDENCE OF BIRD STRIKE AND/OR FOD DAMAGE.

NOTE: To be performed if required and based on last lubrication (*             to advise).

MPD 72-025-01/02 AMM 72-21-00-640-801 CFMI CESM 005 AMM 72-21-01-200-801 AMM 72-21-02-200-801 CFMI SB 72-0884

For Info only: Inspection Threshold 5000 FH or 3000 FC, Repeat 5000 FH or 3000 FC (Whichever occurs first!) SB 72-0884 inspection once a year.

6.3	PREPARE ACTUAL FAN BLADE DISTRIBUTION LIST WHICH INCLUDE ENGINE SERIAL NUMBER, ISSUE DATE, FAN BLADE POSITION, PART NUMBER, SERIAL NUMBER, MOMENT WEIGHT AND TECHNICIAN OR INSPECTOR NAME WITH SIGNATURE. CHECK EFFECTIVITY OF SB 72-0797 FOR EACH FAN BLADE AND RECORD COMPLIANCE. NOTE: Applicable only if Fan Blades are removed.	CFMI SB 72-0797

7	HPC FRONT STATOR/COMBUSTION CASE INSPECTION

7.1	HPC FRONT STATOR INSPECTION.	AMM 72-32-00-200-801

7.2	COMBUSTION CASE INSPECTION.	AMM 72-41-00-200-801

8	LPT MODULE INSPECTION

8.1	VISUAL CHECK OF THE LEFT/RIGHT ENGINE AFT MOUNTS CLEVIS FOR STRUCTURAL INTERGRITY FAILURE.	MPD 72-300-01/02 AMM 72-56-00-200-802

For info only: Inspection Threshold 7500 FH, Repeat 7500 FH.

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*

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

8.2	LOW PRESSURE TURBINE CASE INSPECTION.	AMM 72-54-00-200-801

9	ENGINE EXHAUST SYSTEM INSPECTION

9.1	DETAILED INSPECTION OF THE LEFT/RIGHT ENGINE EXHAUST PLUG DRAIN PAN AND TUBE FOR CONDITION AND SECURITY.	MPD 78-011-01/02 AMM 78-11-00-210-803

NOTE: Applicable to Engine with Exhaust Plug equipped with Drain Pad and tube system installed.

ACCESS NOTE: Engine Exhaust Plug removal required.

For info only: Inspection interval every engine change.

9.2	PRIMARY NOZZLE ASSEMBLY AND PRIMARY PLUG ASSEMBLY INSPECTION.	AMM 78-11-00-210-802

9.3	VISUALLY INSPECT PRIMARY EXHAUST NOZZLE LABYRINTH SEALS.	AMM 78-11-00-210-801

10	ACCESSORY GEARBOX MODULE INSPECTION

10.1	VISUAL CHECK OF THE LEFT/RIGHT ENGINE ACCESSORY GEARBOX/TRANSFER GEARBOX MOUNT FLANGES AND FAN CASE AND FAN FRAME ATTACHMENT MOUNTS. For info only: Inspection Threshold 15000 FH, Repeat 15000 FH.	MPD 72-070-01/02 AMM 72-20-00-210-801 AMM 72-60-00-200-801 AMM 72-63-00-200-801

11	FRONT MOUNT, AFT MOUNT, THRUST MOUNTS AND THRUST LINKS INSPECTION

11.1	GENERAL VISUAL INSPECT FORWARD ENGINE MOUNT ASSEMBLY INCLUDING FAN CASE FITTING, SIDE LINKS, HANGER AND LINK PINS.	MPD 54-010-01/02 AMM 51-05-01-210 AMM 54-05-03-210

For info only: Inspection Threshold 6 YRS, Repeat 18000 FC whichever comes first.

11.2	GENERAL VISUAL INSPECT LEFT STRUT ATTACH BOLTS AT FORWARD ENGINE MOUNT.	MPD 54-015-01/02 AMM 51-05-01-210 AMM 54-05-03-210
For info only: Inspection Threshold 9 YRS, Repeat 18000 FC whichever comes first.

11.3	GENERAL VISUAL INSPECTION OF FORWARD AND AFT ENGINE MOUNT TO STRUT SHEAR PINS. NOTE: Engine off-wing. For info only: Inspection intervall at engine removal.	MPD 54-020-01/02 AMM 51-05-01-210 AMM 54-05-03-210

11.4

GENERAL VISUAL INSPECTION OF AFT

ENGINE MOUNT ASSEMBLY INCLUDING THRUST LINKS AND THRUST LINK PINS; MOUNT TO ENGINE LEFT, CENTER AND RIGHT LINKS, INCLUDING LINK PINS;

HANGAR AND EVENER BAR; ATTACH BOLTS.

For info only: Inspection Threshold 6 YRS, Repeat 18000 FC.

MPD 54-030-01/02 AMM 51-05-01-210 AMM 54-05-03-210

11.5	VISUAL CHECK OF THE LEFT/RIGHT ENGINE ATTACHMENT BOLTS FOR THE THRUST MOUNT FITTINGS. For info only: Inspection Threshold 10000 FC, Repeat 10000 FC.	MPD 72-100-01/02 AMM 72-23-04-200802

11.6	VISUAL CHECK OF THE LEFT/RIGHT ENGINE THRUST MOUNT FITTINGS. For info only: Inspection Threshold 15000 FH, Repeat 15000 FH.	MPD 72-110-01/02 AMM 72-2304-200-801

11.7	THRUST LINKS VISUAL INSPECTION.	AMM 71-21-02-210-802

11.8

AFT ENGINE MOUNT VISUAL INSPECTION.

NOTE: Engine off-wing.

NOTE: Ensure Aft Mount and Center Link has correct marking IAW BOEING alert SB 737-71A1462 and that the Center Link is correctly installed on Aft Mount. Please advise to *             leasegroup if Center Link was incorrectly installed or if markings are missing from Aft Mount Assy.

AMM 71-21-00-200-805 FAA AD Note 2011-18-10 BOEING SB 737- 71A1462 REV.3

12	HYDRAULIC SYSTEM COMPONENTS INSPECTION

27
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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

12.1

REPLACE EDP CASE DRAIN FILTER ELEMENT. REPLACE WITH NEW FILTER ELEMENT AND CONSUMABLES.

NOTE: If you find a large quantity of small metal particles, large metal particles that are not of equal dimensions, or a large quantity of steel particles, then replace the hydraulic pump. Write down the results of the filter inspection and give them to the pump overhaul facility.

		MPD 29-050-01/02 AMM 29-11-51-000-801 AMM 29-11-51-400-801	CONTAMINATION FOUND: YES NO Note: circle as approprlate.
For info only: Inspection Threshold 2400 FH, Repeat 2400 FH.

13	GENERAL INSPECTION OF IDG (IF INSTALLED)

13.1	CHANGE IDG OIL. For info only: Threshold 1800 FH, Repeat 1800 FH	MPD 24-010-01/02 AMM 12-13-21-600-802

13.2	DETAILED INSPECTION OF IDG DELTA P INDICATOR. NOTE: When the DPI is in the up position and if the DPI resets decal (if installed) shows it is the 4th DPI extension, the IDG must be replaced.	MPD 24-020-01/02 AMM 12-13-21-200-802

For info only: Threshold 800 FH, Repeat 800 FH.

13.3	DETAILED INSPECTION OF IDG OIL LEVEL. For info only: Inspection Threshold 800 FH, Repeat 800 FH.	MPD 24-030-01/02 AMM 12-1321-200-801

13.4

REPLACE IDG CHARGE AND SCAVENGE OIL

FILTER

INSPECT FOR CONTAMINATION AND IDENTIFY IF NECESSARY. REPLACE WITH NEW FILTER AND CONSUMABLES.

Note: If the scavenge filter and the IDG oil condition are not satisfactory, or the DPI Resets decal (if installed) shows it is the 4th extension, the IDG must be replaced.

For info only: Inspection Threshold 1800

FH, Repeat 1800 FH.

		MPD 24-040-01/02 AMM 24-11-41-000-801 AMM 24-11-41-200-801 AMM 24-11-41-400-801	CONTAMINATION FOUND: YES NO Note: circle as approprlate.

13.5	TORQUE CHECK OF IDG QUICK ATTACH/DETACH (QAD) COUPLING. For info only: Inspection Threshold 3600 FH, Repeat 3600 FH.	MPD 24-050-01/02 AMM 24-11-61-200-801

13.6	INSPECT (GVI) THE ENGINE IDG SURFACE AIR COOLED OIL COOLER For info only: Inspection Threshold 7560 FH, Repeat 7560 FH.	MPD 24-060-01/02 AMM 24-11-21-200-801

14	INSPECTION OF ELECTRICAL HARNESSES, CABLES

14.1	STANDARD ENGINE WIRING AND EQUIPMENT CHECK. NOTE: The retention test for the connector sockets is not required.	AMM 70-70-01-200-801 (without retension test)

14.2	IGNITION EXCITER INSPECTION.	AMM 74-11-01-200-801

14.3	DETAILED INSPECTION OF BOTH IGNITION PLUGS. Plug Replacement interval 1000cycle or 2000hr (whichever comes first)	AMM 74-21-02-200-801 CESM 006	IGNITION PLUGS REPLACED: YES NO

NOTE: circle as appropriate

14.4	DETAILED INSPECTION OF BOTH ENGINE IGNITION LEADS. For info only: Inspection Threshold 4000 FC, Repeat 4000 FC.	MPD 74-020-01/02 AMM 74-21-01-200-801

14.5

DETAILED INSPECTION OF CONNECTORS

FOR TIGHTNESS (ALL CONNECTORS ON HARNESS J5, J6, J7, J8, J9, CJ9, J10, CJ10, MW0301, MW0302, MW0303 AND MW0304).

For info only: Inspection Threshold 15000 FH, Repeat 15000 FH.

MPD 20-120- 01/02 AMM 05-55-10-220-801

14.6	INSPECT (DETAILED) THE IDG POWER FEEDER WIRING AND CONNECTED EWIS-ENGINE #1/#2 (EZAP). For info only: Inspection Threshold 5500 FC or 30 MO, Repeat 5500 FC or 30 MO (whichever comes first)	MPD 20-470/480-00 AMM 05-42-04-211-801/802 AMM 20-60-03-100-801

15	VIDEO BORESCOPE INSPECTION (TO BE PERFORMED POST GROUND RUN OR POST TEST CELL RUN)

15.1	BORESCOPE INSPECTION PREPARATION.	AMM 72-00-00-200-802

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*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

15.2

PERFORM VIDEO BORESCOPE INSPECTION

OF BOOSTER STG. 2 THROUGH STG.4 BLADES.

NOTE: Following areas have to be inspected - LE of STG. 2 Blades through the inlet to the primary gas path or the booster inlet, TE of STG. 3 Blades through the borescope port S0, LE of STG. 4 Blades through the borescope port S0.

AMM 72-00-00-200-803

15.3	PERFORM VIDEO BORESCOPE INSPECTION OF HPC ROTOR BLADES STG. 1 TROUGH STG.9. NOTE: Inspect all blades Leading Edge (LE) and Trailing Edge (TE).	AMM 72-00-00-200-804

15.4

PERFORM VIDEO BORESCOPE INSPECTION OF COMBUSTOR.

NOTE: Do a “complete inspection” (Dome Assy, Inner & Outer Liner, Fuel Nozzles tips, Swirlers) using main igniter plugs and all available combustor borescope plugs. Use fiberscope to view all inspection areas.

AMM 72-00-00-200-805

15.5	PERFORM VIDEO BORESCOPE INSPECTION OF HPT NOZZLE GUIDE VANES. NOTE: Perform complete 360° fiberscope inspection of LE (concave side) and TE (convex side).	AMM 72-00-00-200-806 (SAC & DAC engines) AMM 72-00-00-200-818 (TI & BE engines)

15.6	PERFORM VIDEO BORESCOPE INSPECTION OF HPT BLADES. NOTE: Perform inspection of LE & TE and Tips of the HPT Blades.	AMM 72-00-00-200-807

15.7	PERFORM VIDEO BORESCOPE INSPECTION OF HPT SHROUDS. NOTE: Perform complete 360° fiberscope inspection of HPT Shrouds from forward side and aft side.	AMM 72-00-00-200-815

15.8	PERFORM VIDEO BORESCOPE INSPECTION OF LPT NOZZLE STG. 1. NOTE: Perform complete 360° fiberscope inspection of LE and TE.	AMM 72-00-00-200-811

15.9	PERFORM VIDEO BORESCOPE INSPECTION OF LPT STG. 1 THROUGH 3 BLADES. NOTE: Perform inspection of LE & TE.	AMM 72-00-00-200-808

15.10	PERFORM VIDEO BORESCOPE INSPECTION OF LPT STG. 4 BLADES. NOTE: Perform inspection of LE & TE.	AMM 72-00-00-200-809

16	POST BSI TASKS

16.1	REINSTALL ALL BSI PLUGS AND REMOVED ‘ACCESS’ HARDWARE.	AMM 72-00-00-200

16.2	HANDCRANKING DRIVE COVER INSTALLATION.	AMM 72-63-01-400-801

16.3	INDENPENDENT INSPECTION OF CORRECT INSTALLATION OF THE HAND-CRANKING COVER. NOTE: Applicable for PRE SB 72-0564 or PRE SB 72-0879 engine.	AMM 72-63-01-400-801 EASA AD 2012-0209 FAA AD Note 2013-26-01 CFMI SB 72-0564, 72-0879

17	ENGINE PREPARATION FOR STORAGE AND SHIPMENT

17.1

PERFORM OUTGOING PHOTO

DOCUMENTATION OF ENGINE BUILD CONFIGURATION.

(FOLLOWING VIEWS: FRONT, RH FAN

MODUL, BOTTOM FAN MODULE, LH FAN MODULE, UPPER FAN MODULE, RH CORE MODULE, BOTTOM CORE MODULE, LH

CORE MODULE, UPPER CORE MODULE,

REAR, ENGINE DATA PLATE, ENGINE

OWNER PLATE, RH SHIPPING STAND

GENERAL VIEW, LH SHIPPING STAND GENERAL VIEW, SHIPPING STANDS WHEEL, SHIPPING STAND IDENTIFICATION PLATES, SHIPPING STAND TOWING BARS, SHIPPING STAND BASE AND CRADLE IDENTIFICATION PLATE).

NOTE: After engine (ground run) or test cell run.

N/A

17.2	DRAIN ENGINE FUEL AND OIL SYSTEM FOR AIR TRANSPORTATION AS APPLICABLE. ATTACH INFORMATION LABEL ON ENGINE OIL TANK THAT ENGINE SYSTEMS HAVE BEEN DRAINED.	AMM 12-13-11-600-803 AMM 71-00-03-600

31
*

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

17.3	ENSURE ALL ENGINE OPENINGS ARE SEALED, INCLUDING STRUTS, PIPING AND ACCESSORY OPENINGS WITH CAPS OR PLUGS AND PLASTIC FILM.	AMM 71-00-03-600-811 (ON WING) ESM 72-00-00-500-001 (TEST CELL)

17.4	INSTALL DESICCANT AND ENGINE COVER. CLOSE THE COVER. NOTE: Do not let desiccant touch the engine hardware.	AMM 71-00-03-600-811 (ON WING) ESM 72-00-00-500-001 (TEST CELL)

17.5	PERFORM PHOTO DOCUMENTATION OF COVERED ENGINE INCLUDING SHIPPING STAND. (FOLLOWING OVERALL VIEWS: FRONT, RH SIDE, LH SIDE, REAR)	N/A

17.6	PERFORM EASA FORM ONE WITH FAA DUAL RELEASE OR FAA FORM 8130-3 WITH EASA DUAL RELEASE FOR THE REALIZED END OF LEASE INSPECTION.	N/A

Appendix D – Use Fee Amount (Flight Hour)

Flight Hour to Cycle Ratio	.62 - .87	.87 - 1.12	1.12 - 1.37	1.37 - 1.62	1.62 - 1.87	1.87 - 2.12	2.12 - 2.37	2.37 - 2.62	2.62 - 2.87	2.87 - 3.12	> 3.12
AREA 1	*		*	*	*	*	*	*		*	*
AREA 2	*		*	*	*	*	*	*		*	*
AREA 3	*		*	*	*	*	*	*		*	*

NOTE: These amounts are subject to annual escalation at the rate of *        per annum commencing on January 1, 2018 (monthly derate above 12%).

AREA 1, AREA 2, and AREA 3 are defined by the following map:

33
*

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

Appendix E – Harsh Environment Countries

Harsh Environment
Countries
Afghanistan
Algeria
Armenia
Azerbaijan
Bahrain
Burkina Faso
Chad
Djibouti
Egypt
Eritrea
Ethiopia
Gambia
Georgia
Guinea
Guinea-Bissau
Iran
Iraq
Israel
Jordan
Kazakhstan
Kuwait
Kyrgyzstan
Lebanon
Libya
Mali
Mauritania
Mongolia
Morocco
Niger
Oman
Pakistan
Palestinian Territories
Qatar
Saudi Arabia
Senegal
Sierra Leone
Somalia
Sudan
Syria
Tajikistan
Tunisia
Turkmenistan
United Arab Emirates
Uzbekistan
Yemen

Appendix F – Non-Incident Statement

(Lessee shall submit the following statement on Sub-Lessee’s Letterhead to Lessor upon return of the Engine.)

NON-INCIDENT STATEMENT

Dated:

                                      (“Operator”) warrants and represents that to the best of its knowledge and belief based upon a reasonable due diligence of the Engine (as herein defined), at the time of the delivery of such engine and/or engine part(s) more particularly described as one CFM International, Inc. model: CFM56-7 aircraft engine, bearing engine serial number: *                  (collectively, the “Engine”), together with the respective records and documentation, to Contrail Aviation Support, LLC (“Lessor”), as of the above referenced date:

Engine first operated by Operator on:

Total Hours as received:	Total Cycles as received:

Engine last operated by Operator on:

Total Hours at return:	Total Cycles at return:

Operated at Thrust Level:

During the period of time Operator operated and maintained the Engine, including the components, parts or materials installed therein or thereon:

1.	such Engine was not obtained from any military or government source; and

2.

such Engine, was not (i) involved in an accident, incident, fire or a major failure, (ii) exposed to extreme environmental conditions, severe stress or heat beyond limits, (iii) immersed in salt water or exposed to corrosive agents outside normal operation, unless, in each case, the Engine, and/or such components, parts, or materials have been restored to a serviceable condition in accordance with the original engine manufacturer’s approved technical data.

This statement, including the warranty and representations described herein, may be disclosed to customers of Lessor or any other third party recipient of such Engine.

By:

Typed Name:

Title:

Note: An authorized officer or designee of Operator shall sign this statement. A mechanically applied signature is not acceptable.

35
*

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

Appendix G – Form of Certification and Representation Regarding Items Subject to Export

Control Requirements

Certification and Representation

Regarding Items Subject to Export Control Requirements

The information provided on this certification shall be used by Contrail Aviation Support, LLC (“Contrail”), for the purpose of ensuring compliance with U.S. laws and regulations regarding export controls and economic sanctions. All information provided on this form shall be treated as proprietary and shall not be provided to a third party, other than upon the request of the U.S. Government, without prior authorization from *                                                                       (“*        ”). *           understands that items, technical data, and/or services to be provided by Contrail are subject to U.S. Government export control requirements and certifies and represents that *          :

(1)

Intends that the items, technical data, and/or services provided by Contrail are solely for civil end-use and will not be used for any other purpose or end-use connected with weapons proliferation, satellite usage, military applications, chemical biological or nuclear weapons, or items capable of delivering such weapons unless prior authorization is sought and obtained from the relevant U.S. Government agencies pursuant to the Export Administration Regulations, the International Traffic in Arms Regulations or the relevant sanctions regimes maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Controls;

(2)	Understands that the items, technical data and/or services will not be used for any purpose related to a military end-use by the People’s Republic of China;

(3)

Understands that the items may not be exported or re-exported for the use of a foreign vessel or aircraft unless, under the EAR, a license exception exists or no license is required to ship the items to: (a) the country in which the vessel or aircraft is located; (b) the country in which the vessel or aircraft is registered (or will be registered if under construction); and (c) the country (or foreign national) which controls, leases, or charters the vessel or aircraft;

(4)

Will not transfer, export or re-export items, technical data, and/or services provided by Contrail to destinations subject to a U.S. or U.N. arms embargo, to a destination subject to anti- terrorism export controls, or in a manner otherwise contrary to U.S. law, including, but not limited to Iran, Sudan, North Korea, Syria and Cuba;

(5)

Is not debarred, suspended, prohibited or impaired from exporting, re-exporting, receiving, purchasing, procuring, or otherwise obtaining any product, commodity of technical data regulated by any agency of the U.S. Government; and

(6)	Will use the item(s), technical data and/or service provided by Contrail for: subleased spare engine for commercial use only.

(7)

If other than *           or an operator in the United States of America, please identify the ultimate end user(s) and country(ies) of ultimate destination of the item(s), technical data and/or services (Attach a separate sheet if necessary)

Name:

Address:

Ultimate Destination:

(8)	In the event there are additions or changes to the information provided above, * shall provide the new information to Contrail, in writing, as soon as it becomes available.

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

*           further certifies and represents that item(s), technical data, and/or services to be provided by Contrail, either directly or indirectly:

(9)	Will not be transferred to any department, branch, or agency of, or controlled by, the Chinese military;

(10)	Will not be used for any purpose related to a military end-use by the People’s Republic of China;

(11)	Will not be incorporated into a military item;

(12)	Will not be used to operate, install, maintain, repair, overhaul, or refurbish a military item;

(13)

Will not be used in the design (including design research, analyses, concepts, configuration design, integration design), pilot production schemes, assembly and testing of prototypes, or layouts related to a military item;

(14)	Will not be used in the production of a military item, including product engineering, manufacturing, integration assembly, mounting, testing, assembly, inspection, and quality assurance;

(15)	Will not be deployed as a military item, including placed in battle formation or appropriate strategic position; and

(16)	In the event there are additions or changes to the information provided above, * shall provide the new information to Contrail, in writing, with the order that will be thereby affected.

37
*

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

Appendix H – Open Item List

1	Engine Certification	Y*	Signed by Certifying Staff minimum EASA F/FAA 8130-3; verify with customer if other certification required *CAAC, ANAC	FAA 8130-3, LPT Stage 3 Blade blend repair: No OEM reference (CDR) available

2	Carry Forward sheet/items	N	Verify if there are any open items (post blend re-inspection, etc.)	No carry forward sheet provided

6	Last operator S/A TAG	Y*	Stamped and Signed issued under local aviation authority	Last removed as unserviceable due to LPT Stage 3 blade findings. Engine repaired by AIM. *China Airlines removal paperwork DFP available

7	Last ground run test (MPA)	Y*	Stamped and Signed with calculated EGTM (not applicable for V2500) Data Sheet min. per AMM	AIM MPA runsheet available. TO EGTM calculation discrepancy. To be verified by AIM

11	Last operator ECM data	Y*	Take-off Data: take-off EGTM Cruise Perf: Delta EGT; Delta FF Cruise Mechanical: Core Speed; Fan VIB; Core VIB; Oil press., Oil temp.	Last 6 months *China Airlines ECM data. TO EGTM average approx. 25°C- 26°C N1 vib front average approx. 0.65 N2 vib front average approx. Below 0.1 No Oil Temperature/Pressure data available

14	Ship loose parts & Bypack parts	N	Loose parts are certified?	Verify if loose parts are attached to engine or stand—DO NOT ACCEPT LOOSE PART(FO-SH 485), if yes try to store loose parts at MTE to not deliver loose parts to customer

15	Missing part list	N		No missing parts list provided

17	MPD (C- check) compliance status	Y*	AMM Reverence check	*China Airlines MPD Task Summary Sheet available. 17 out of 26 required MPD tasks with no compliance history. Out of the remaining 9 MPD tasks there a 4 with overdue compliances.

23	Preservation Bag details	N	P/N and S/N	No engine cover or bag available

24	ECU (EEC) Software	Y*	Attention to software compatibility with sister engine (to be checked with operator)	Latest EEC Software SB 73-0219 is not embodied. Current EEC Software Status is SB 73-0204.

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

28	DER parts	Y*	Several DER repaired parts installed per *China Airlines DER statement

29	PMA parts	Y*	Several PMA parts installed per *China Airlines PMA statement

39

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

Appendix I – Accessory Inventory issed by *China Airlines dated 23 August, 2017

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

*	Engine Major Component List (LRU)

Type: CFM56-7B    S/N: 874771

NO.	Nomenclature	Part Number	Serial Number	TSN	TSO	CSN	CSO
1	ELEMENT - FIRE/OVERHEAT DETECTOR	8870-14	XXX	15507.70	15507.70	6770	6770
2	ELEMENT - FIRE/OVERHEAT DETECTOR	8870-14	XXX	15507.70	15507.70	6770	6770
3	ELEMENT - FIRE/OVERHEAT DETECTOR	8870-14	XXX	15507.70	15507.70	6770	6770
4	ELEMENT - FIRE/OVERHEAT DETECTOR	8870-14	XXX	15507.70	15507.70	6770	6770
5	ELEMENT - FIRE/OVERHEAT DETECTOR	8870-14	XXX	15507.70	15507.70	6770	6770
6	ELEMENT - FIRE/OVERHEAT DETECTOR	8870-14	XXX	15507.70	15507.70	6770	6770
7	ELEMENT - FIRE/OVERHEAT DETECTOR	8870-14	XXX	15507.70	15507.70	6770	6770
8	ELEMENT - FIRE/OVERHEAT DETECTOR	8870-14	XXX	15507.70	15507.70	6770	6770
9	HARNESS	325-027-303-0	CAL0001	44408.70	44408.70	19940	19940
10	HARNESS	325-027-403-0	XXX	15507.70	15507.70	6770	6770
11	HARNESS-ENGINE CORE FIRE DETECTION LOOP B	325-027-605-0	YH350437-9	44642.70	44642.70	20030	20030
12	HARNESS-ENGINE CORE FIRE DETECTION LOOP A	325-027-506-0	XXX	15507.70	15507.70	6770	6770
13	SENSOR-ENGINE ANTI-ICE PRESSURE	21SN41-52	W68217A	15507.70	15507.70	6770	6770
14	KIT - CFM56 QEC	654A0001-8006	874771	48734.70	48734.70	21475	21475
15	HARNESS	325-026-701-0	YH320424-F	45271.70	15507.70	24361	6770
16	HARNESS	325-029-908-0	YH315350H	15507.70	15507.70	6770	6770
17	HARNESS	325-026-90I-0	YH300-606-Y	15507.70	15507.70	6770	6770
18	HARNESS	325-026-801-0	7H326125-7	15507.70	15507.70	6770	6770
19	HARNESS	325-035-501-0	YH295617-2	15507.70	15507.70	6770	6770
20	HARNESS	325-015-001-0	YH302374-1	15507.70	15507.70	6770	6770
21	PUMP	828300-5	YA010331E Photo taken	48499.70	19041.70	23298	8421
22	NOZZLE	6840023EI8	PCY2167J	45253.70	15507.70	15730	6770
23	NOZZLE	6840023E18	PHC642P1	45253.70	15507.70	15730	6770
24	NOZZLE	6840023E18	PHC477L5	45253.70	15507.70	15730	6770
25	NOZZLE	6840023EI8	PHCN4639	45253.70	15507.70	15730	6770
26	NOZZLE	6840023E18	PCY9702C	44370.70	21288.70	19940	9344
27	NOZZLE	6840023EI8	PCY9700C	44370.70	21288.70	19940	9344

TPR20	1/4

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

*	Engine Major Component List (LRU)

Type: CFM56-7B    S/N: 874771

NO.	Nomenclature	Part Number	Serial Number	TSN	TSO	CSN	CSO
28	NOZZLE	6840023E18	PCY9005J	45253.70	15507.70	15730	6770
29	NOZZLE	6840023E18	PCY2967K	55278.70	21288.70	15413	9344
30	NOZZLE	6840023E18	PCY2953K	55278.70	21288.70	15413	9344
31	NOZZLE	6840023E18	PCY2166J	45253.70	15507.70	15730	6770
32	NOZZLE	6840023E18	PCY2162J	45253.70	15507.70	15730	6770
33	NOZZLE	6840023E18	PCY2158J	45253.70	15507.70	15730	6770
34	NOZZLE	6840023E18	PCY2156J	45253.70	15507.70	15730	6770
35	NOZZLE	6840023E18	CSDAA859	45253.70	15507.70	15730	6770
36	NOZZLE	6840023E18	PCY2955K	55278.70	21288.70	15413	9344
37	NOZZLE	6840023E18	PCY0292A	45253.70	15507.70	15730	6770
38	NOZZLE - FUEL LARGE	1317M47G16	PHCJJ383	45253.70	15507.70	15730	6770
39	NOZZLE - FUEL LARGE	1317M47G16	PHCFN253	44642.70	44642.70	20030	20030
40	NOZZLE - FUEL LARGE	6840023E16	PHCJP220	47581.70	21288.70	14091	9344
41	NOZZLE - FUEL LARGE	6840023E16	PHCJP217	47581.70	21288.70	14091	9344
42	COOLER - IDG OIL	340-403-102-0	YB910707-0	48913.70	19041.70	21407	8421
43	SENSOR-PT25	RP236-00	YC067661-E	39820.70	39820.70	16949	16949
44	HARNESS	325-025-202-0	YH237314	21288.70	21288.70	9344	9344
45	HARNESS	325-034-802-0	YH240537-R	48306.70	48306.70	21983	21983
46	HARNESS	325-035-003-0	YH220668-8	15507.70	15507.70	6770	6770
47	HARNESS	325-034-902-0	YH216086-8	15507.70	15507.70	6770	6770
48	HARNESS	325-025-702-0	YH653639-2	21288.70	21288.70	9344	9344
49	HARNESS	325-025-803-0	YH230201-6	44370.70	21288.70	19940	9344
50	HARNESS	325-027-701-0	YH245278-7	51513.70	51513.70	23555	23555
51	HARNESS	325-025-401-0	YH250435-U	44642.30	44642.30	20381	20381
52	SENSOR-T3	8TC19AANI	GDBD550C Photo taken	45271.70	45271.70	24361	24361
53	STATOR-ALTERNATOR	87006-9	HTL19023 Photo taken	43310.70	15507.70	11673	6770
54	ROTOR-ALTERNATOR	85465-2	HTLR732B	45520.70	15507.70	11656	6770

TPR20	2/4

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

*	Engine Major Component List (LRU)

Type: CFM56-7B     S/N: 874771

NO.	Nomenclature	Part Number	Serial Number	TSN	TSO	CSN	CSO
55	UNIT - HYDROMECHANICAL(HMU)	442369	BECW2016 Photo taken	37667.55	10473.55	16342	4579
56	UNIT - ELECTRONIC ENGINE CONTROL	1853M33P06	LMDN5108 Photo taken	27690.70	27690.70	11774	11774
57	TRANSMITTER-FUEL FLOW	1853M48P01	GDB9614L Photo taken	48913.70	48913.70	21407	21407
58	SWITCH - FUEL FILTER DIFFERENTIALPRESS	QA07995	RA8-3208 Photo taken	613.30	613.30	272	272
59	EXCITER - IGNITION	10-631045-2	UNJBY633 Photo taken	37298.70	37298.70	10569	10569
60	EXCITER - IGNITION	10-631045-2	UNJAK737 Photo taken	42954.70	42954.70	11641	11641
61	LEAD	9059110-1	UNJ11534	40084.70	15507.70	17077	6770
62	LEAD	9059110-1	KG0392	15507.70	15507.70	6770	6770
63	VALVE - HPTACC	3291186-6	GRTG1697C Photo taken	44427.70	15507.70	19946	6770
64	VALVE - LPTACC	340-402-003-0	YR010371-U Photo taken	44642.70	21560.70	20030	9434
65	VALVE - TRANSIENT BLEED	3291390-1	GRTG4497 Photo taken	46691.70	15507.70	20445	6770
66	ACTUATOR - VARIABLE STATOR VANE	1324M12P10	APMMD735 Photo taken	42785.70	16777.70	18753	6992
67	ACTUATOR - VARIABLE STATOR VANE	1211313-010	APMML409 Photo taken	15507.70	15507.70	6770	6770
68	ACTUATOR - VARIABLE BLLED VALVE	1226400	YU024968-A Photo taken	39820.70.	39820.70	16949	16949
69	ACTUATOR - VARIABLE BLLED VALVE	7074-300	YU04861-3 Photo taken	15507.70	15507.70	6770	6770
70	SENSOR-N1 SPEED	320-862-401-0	YJ187647-0 Photo taken	39820.70	39820.70	16949	16949
71	SENSOR-N2 SPEED	320-549-004-0	YJ192145-P	47400.03	6011.39	15306	2635
72	PROBE	TC296-04	YC076456-BR Photo taken	44481.30	5825.30	20138	2580
73	PROBE	TC296-03	YC494300-H Photo taken	31133.70	31133.70	13253	13253
74	PROBE	TC296-04	YC077934-PR	47641.70	47641.70	20803	20803
75	PROBE	TC296-04	YC076673-BR Photo taken	49103.70	49103.70	22022	22022
76	SENSOR	144-186-000-011	YV156641-F	39820.70	39820.70	16949	16949
77	SENSOR	144-187-000-011	YV160151-7	45271.70	45271.70	24361	24361
78	OIL TANK	41F5102	YT012632-P Photo taken	39820.70	39820.70	16949	16949
79	LUBRICATIONUNIT	41F1005	YT005326-N Photo taken	48938.70	15507.70	21856	6770
80	HEATER-SERVO FUEL	301-789-101-0	YB000520-W Photo taken	53912.70	15507.70	20768	6770
81	EXCHANGER-MAIN OIL/FUEL HEAT	11-841193-4	YP027044-T Photo taken	53912.70	15507.70	20768	6770

TPR20	3/4

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

*	Engine Major Component List (LRU)

Type: CFM56-7B    S/N: 874771

NO.	Nomenclature	Part Number	Serial Number	TSN	TSO	CSN	CSO
82	FILTER	41F9003	YT122212-C Photo taken	15507.70	15507.70	6770	6770
83	TRANSMITTER - OIL SCAVENGE FILTER CLOG	QA07656ISS1	RX1-5176 Photo taken	15507.70	15507.70	6770	6770
84	SENSOR	8TJ146CFA1	YE012641-L Photo taken	39820.70	39820.70	16949	16949
85	SENSOR	APTE-8A-2000-7BARI	K-19731 Photo taken	15507.70	15507.70	6770	6770
86	PROBE	RP238-00	YC097870-R Photo taken	39820.70	39820.70	16949	16949
87	STARTER	3505945-10	GRTA2383C Photo taken	6495.87	6495.87	2861	2861

*	Prepared By	*

	Reviewed By	*	AUG 23 2017

TPR20	4/4

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

*	Engine Major Component List (QEC)

Type: CFM56-7B    S/N: 874771

NO.	Nomenclature	Part Number	Serial Number	TSN	TSO	CSN	CSO
1	GENERATOR-INTEGRATED DRIVE	761574B	2649 Photo taken	36173.70	36173.70	15668	15668
2	COOLER - IDG AIR/OIL	UA538551-3	0319	44650.70	15507.70	20035	6770
3	RING-IDG QUICK ATTACH/DETACH	762246	0695	48777.70	48777.70	21493	21493
4	DETECTOR - ENGINE CORE AFTER FIRE	902862	1513	44924.70	44924.70	24253	24253
5	DETECTOR - ENGINE FAN LOWER FIRE	902016-01	1933	47966.70	47966.70	20845	20845
6	DETECTOR - ENGINE CORE RIGHT	902018-01	1446 Photo taken	44650.70	44650.70	20035	20035
7	DETECTOR - ENGINE FAN UPPER F1RE	902864	9642	15507.70	15507.70	6770	6770
8	PUMP - ENGINE DRIVE HYDRAULIC	66087	K0650 Photo taken	43659.70	43659.70	23243	23243
9	HOSE ASSY	S332A210-21	2941	41499.70	41499.70	17848	17848
10	HOSE ASSY	155016-20-11	XXX	15507.70	15507.70	6770	6770
11	HOSE ASSY	155006-06-23	XXX	15507.70	15507.70	6770	6770
12	VALVE - GROUND THERMAL ANTI - ICE SOLENOID	320548-2	4028 Photo taken	30455.89	10810.04	12837	4700
13	VALVE - ENGINE COWL TAI	3215618-4	402C Photo taken	43401.70	43401.70	19349	19349
14	CHECK VALVE - BLEED AIR 5TH- STAGE	3202222-l	6362 8303 installed	49175.59	19785.59	21381	8710
15	REGULATOR- BLEED AIR	107492-6	6182	41468.70	41468.70	18226	18226
16	VALVE - PRESSURE REGULATING AND SHUTOFF	3214552-6	4222 Photo taken	45505.04	45505.04	23825	23825
17	VALVE - HIGH STAGE	3214446-4	7653 Photo taken	39586.70	39586.70	17005	17005
18	REGULATOR - HIGH STAGE	107484-7 3172347-1	6640 59364 installed	34211.70	34211.70	14182	14182
19	STRUT	332A2371-3	222-4 Photo taken	15507.70	15507.70	6770	6770
20	VALVE	3289562-5	14750 Photo taken	12474.54	12474.54	5557	5557
14	KIT - CFM56 QEC	654A0001-8006	874771	48734.70	48734.70	21475	21475
15	HARNESS	325-026-701-0	YH320424-F	45271.70	15507.70	24361	6770
16	HARNESS	325-029-908-0	YH315350H	15507.70	15507.70	6770	6770
17	HARNESS	325-026-901-0	YH300-606-Y	15507.70	15507.70	6770	6770
18	HARNESS	325-026-801-0	7H326125-7	15507.70	15507.70	6770	6770
19	HARNESS	325-035-501-0	YH295617-2	15507.70	15507.70	6770	6770
20	HARNESS	325-015-001-0	YH305374-1	15507.70	15507.70	6770	6770
21	MOUNT ASSY - ENGINE FWD	310A2020-5	276309E	44378.70	15507.70	19945	6770

TPR20	1/2

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.

*	Engine Major Component List (QEC)

Type: CFM56-7B    S/N: 874771

NO.	Nomenclature	Part Number	Serial Number	TSN	TSO	CSN	CSO
22	LINK ASSY - LEFT THRUST	310A2041-9	CAL0001	46731.70	15507.70	20016	6770
23	LINK ASSY - RIGIIT THRUST	310A2041-10	CAL891132	39820.70	15507.70	16949	6770
24	MOUNT ASSY - ENGINE AFT	310A2030-11	B639 Photo taken	48734.70	15507.70	21475	6770
25	SENSOR - Tl2	RP235-00	F2276 Photo taken	39820.70	39820.70	16949	16949
26	PLUG - EXHAUST PRIMARY	314A2620-1	0610 Photo taken	48734.70	48734.70	21475	21475
27	NOZZLE - EXHAUST PRIMARY	314A2610-1	0610 Photo taken	48734.70	48734.70	21475	21475
28	VALVE - START	3289630-2	5626 Photo taken	40752.70	40752.70	18276	18276

*	Prepared By	*

	Reviewed By	*	AUG 23 2017

TPR20	2/2

*	The confidential portion has been omitted pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities Exchange Commission and filed separately with the Commission.